Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Long-Term Equity Incentive Awards. When the compensation committee determines to make any grants of long-term equity incentive awards, they are granted on a quarterly basis at the time of the compensation committee’s regularly scheduled quarterly meetings. We do not currently grant awards of stock options, stock appreciation rights, or similar option-like equity awards. Accordingly, we do not have a specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information by us, which would require disclosure under Item 402(x) of Regulation S-K. In the event we determine to grant new long-term equity incentive awards of stock options or similar equity awards in the future, our compensation committee will evaluate the appropriate steps to take in relation to the foregoing. We have not timed the release of material nonpublic information for purposes of affecting the value of executive compensation.
Award Timing Method	Long-Term Equity Incentive Awards. When the compensation committee determines to make any grants of long-term equity incentive awards, they are granted on a quarterly basis at the time of the compensation committee’s regularly scheduled quarterly meetings.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We do not currently grant awards of stock options, stock appreciation rights, or similar option-like equity awards. Accordingly, we do not have a specific policy or practice on the timing of grants of such awards in relation to the disclosure of material nonpublic information by us, which would require disclosure under Item 402(x) of Regulation S-K.
MNPI Disclosure Timed for Compensation Value	false